UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2025 (May 23, 2025)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7310 North 16th St. Suite 135, Phoenix, AZ 85020

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SCCO	New York Stock Exchange Lima Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 23, 2025, Southern Copper Corporation, (the “Corporation”) held its 2025 Annual Meeting of Stockholders. The total outstanding voting securities eligible to vote were 796,182,905 shares of Common Stock. 772,735,975 shares, constituting approximately 97.05 % of the total outstanding shares eligible to vote at the meeting, were voted.  The stockholders were asked to take the following actions:

1.	To elect our nine directors, who will serve until the 2026 annual meeting.
2.	To approve amendments to the Company’s Directors’ Stock Award Plan and to extend the term of the plan for three years.
3.	To ratify the selection by the Audit Committee of the Board of Directors of Galaz, Yamazaki, Ruiz Urquiza S.C., a member firm of Deloitte Touche Tohmatsu Limited, as our independent accountants for calendar year 2025.
4.	To approve, by non-binding advisory vote, our executive compensation.

PROPOSAL 1 — ELECTION OF DIRECTORS

The results of the vote were as follows:

	Number of Shares
Name	For	Withheld	Broker Non-Votes
Germán Larrea Mota-Velasco	738,569,319	21,771,644	12,395,012
Oscar González Rocha	733,421,864	26,919,099	12,395,012
Vicente Ariztegui Andreve	758,266,717	2,074,246	12,395,012
Javier Arrigunaga	745,536,389	14,804,574	12,395,012
Enrique Castillo Sánchez Mejorada	750,871,578	9,469,385	12,395,012
Leonardo Contreras Lerdo de Tejada	732,416,498	27,924,465	12,395,012
Luis Miguel Palomino Bonilla	732,519,522	27,821,441	12,395,012
Carlos Ruiz Sacristán	732,949,581	27,391,382	12,395,012
Jose Pedro Valenzuela Rionda	759,126,592	1,214,371	12,395,012

PROPOSAL 2 — APPROVAL OF THE AMENDMENTS TO THE COMPANY’S DIRECTORS’ STOCK AWARD PLAN AND TO EXTEND THE TERM OF THE PLAN FOR THREE YEARS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
759,455,993	686,232	198,738	12,395,012

PROPOSAL 3 — APPROVAL OF THE APPOINTMENT OF THE CORPORATION’S INDEPENDENT PUBLIC ACCOUNTANTS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
771,897,274	714,954	123,747	0

PROPOSAL 4 — APPROVAL, BY NON-BINDING VOTE, OF SCC’s EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor of Adoption	Against Adoption	Abstain	Broker Non-Votes
755,607,019	4,452,948	280,996	12,395,012

ITEM 9.01      Financial Statements and Exhibits

(d)Exhibits:

Exhibits

104.	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres C. Ferrero
Name:	Andres C. Ferrero
Title:	General Counsel

Date: May 29, 2025

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